UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 10, 2008
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

One Penn Plaza
New York, New York
(Address of Principal Executive Offices)

10119
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

Amendment to Fully Disclosed Clearing Agreement

On April 10, 2008, Broadpoint Securities, Inc., a wholly-owned broker-dealer subsidiary of the Registrant (“Broadpoint Securities”), entered into an Amendment to Fully Disclosed Clearing Agreement (the “Ridge Amendment”) with Ridge Clearing & Outsourcing Solutions, Inc. (“Ridge”) amending the Fully Disclosed Clearing Agreement, dated January 11, 2008, by and between Broadpoint Securities and Ridge (the “Agreement”).  Pursuant to the Ridge Amendment, the parties agreed to (i) delete any exclusivity requirements, (ii) allow for the termination of the Agreement by Broadpoint Securities, without cause, upon at least 30 days prior notice and (iii) delete provisions related to fees associated with termination of the Agreement. The foregoing description of the Ridge Amendment is not complete and is qualified in its entirety by reference to the Ridge Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02.                                Termination of a Material Definitive Agreement.

On April 10, 2008, Broadpoint Capital, Inc., a wholly-owned broker-dealer subsidiary of the Registrant (“Broadpoint Capital”), entered into a Termination Agreement (the “Termination Agreement”) with Ridge terminating the Fully Disclosed Clearing Agreement (the “Broadpoint Capital Ridge Clearing Agreement”), dated January 11, 2008, by and between Broadpoint Capital and Ridge, whereby Ridge had agreed to provide certain execution and clearing services, on a fully disclosed basis, to Broadpoint Capital and its customers.  No termination penalties were incurred by either party, and the parties released each other from any claims or liabilities arising out of or relating to the Broadpoint Capital Ridge Clearing Agreement. The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

10.1 – Amendment to Fully Disclosed Clearing Agreement entered into by Broadpoint Securities, Inc. and Ridge Clearing & Outsourcing Solutions, Inc., dated April 10, 2008.

10.2 – Termination Agreement entered into by Broadpoint Capital, Inc. and Ridge Clearing & Outsourcing Solutions, Inc., dated April 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            BROADPOINT SECURITIES GROUP, INC.

            By: /s/ROBERT I. TURNER
            Name:  Robert I. Turner
            Title:    Chief Financial Officer

    Dated: April 15, 2008